EXHIBIT 10.1
AMENDMENT NO. 2 TO CREDIT AGREEMENT
     This Amendment No. 2 to Credit Agreement (this “Amendment”) dated as of August 30, 2007, is made by and among TREEHOUSE FOODS, INC., a Delaware corporation (the “Borrower”), BAY VALLEY FOODS, LLC, a Delaware limited liability company (the “Guarantor”), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States (“Bank of America”), in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement described below) (in such capacity, the “Administrative Agent”), and each of the Lenders signatory hereto.
W I T N E S S E T H:
     WHEREAS, the Borrower, the Administrative Agent, Bank of America, as Swing Line Lender and L/C Issuer and the Lenders have entered into that certain Credit Agreement dated as of June 27, 2005 (as amended by that certain Amendment No. 1 to Credit Agreement and Joinder Agreement dated as of August 31, 2006, the “Credit Agreement”; capitalized terms used in this Amendment not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made available to the Borrower a revolving credit facility with letter of credit and swing line subfacilities; and
     WHEREAS, the Guarantor has entered into the Guaranty pursuant to which it has guaranteed the payment and performance of the obligations of the Borrower under the Credit Agreement and the other Loan Documents; and
     WHEREAS, the Borrower has advised the Administrative Agent and the Lenders that it desires to amend certain provisions of the Credit Agreement to, among other things, (i) amend the Consolidated Interest Coverage Ratio, and (ii) amend the Available Liquidity requirement in Section 7.07, in each case as more particularly set forth below, and the Administrative Agent, the Required Lenders are willing to effect such amendment on the terms and conditions contained in this Amendment;
     NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
     1. Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:
(a)	Clause (iii) of Section 7.07 is amended by deleting “$50,000,000” and inserting “$25,000,000” in lieu thereof.

(b)	Section 7.12(a) is deleted in its entirety and the following is inserted in lieu thereof:
     (a) Consolidated Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio as of the end of any fiscal quarter of the Borrower to be less than 2.50 to 1.00.

     2. Effectiveness; Conditions Precedent. The effectiveness of this Amendment and the amendments to the Credit Agreement herein provided are subject to the satisfaction of the following conditions precedent:
     (a) the Administrative Agent shall have received each of the following documents or instruments in form and substance reasonably acceptable to the Administrative Agent:
     (i) counterparts of this Amendment, duly executed by the Borrower, the Administrative Agent, the Guarantor, each of the Required Lenders; and
     (ii) such other documents, instruments, opinions, certifications, undertakings, further assurances and other matters as the Administrative Agent, the L/C Issuer or any Lender shall reasonably request;
     (b) the Borrower shall have paid the fees in the amounts and at the times specified in the letter agreement, dated as of July 30, 2007, among the Borrower, the Administrative Agent and BAS (the “Amendment Fee Letter”); and
     (c) unless waived by the Administrative Agent, all fees and expenses payable to the Administrative Agent and the Lenders (including the fees and expenses of counsel to the Administrative Agent to the extent invoiced prior to the date hereof) estimated to date shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).
     3. Consent of the Guarantor. The Guarantor hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Guaranty (including without limitation the continuation of the Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Amendment and the amendments contemplated hereby) and the enforceability of the Guaranty against the Guarantor in accordance with its terms.
     4. Representations and Warranties. In order to induce the Administrative Agent and the Required Lenders to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the Lenders as follows:
     (a) Before and after giving effect to this Amendment, (A) the representations and warranties contained in Article V and the other Loan Documents are true and correct on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement, and (B) no Default exists.
     (b) Since the date of the most recent financial reports of the Borrower delivered pursuant to Section 6.01(a) of the Credit Agreement, there has been no event or circumstance, either individually or in the aggregate, that has had or would reasonably be expected to have a Material Adverse Effect;
     (c) The Guarantor is the only Person that is required to be a party to the Guaranty pursuant to the terms of the Credit Agreement; and
     (d) This Amendment has been duly authorized, executed and delivered by the Borrower and the Guarantor and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally.
     5. Entire Agreement. This Amendment, together with the Amendment Fee Letter and the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.
     6. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.
     7. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as a manually executed counterpart of this Amendment.
     8. Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed and to be performed entirely within such State, and shall be further subject to the provisions of Sections 10.14 and 10.15 of the Credit Agreement.
     9. Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.
     10. References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.

     11. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent, the Guarantor, the Lenders and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.
[Signature pages follow.]

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

TREEHOUSE FOODS, INC.
By:	/s/ DENNIS F. RIORDAN
	Name:	DENNIS F. RIORDAN
	Title:	SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

GUARANTOR: BAY VALLEY FOODS, LLC
By:	/s/ DENNIS F. RIORDAN
	Name:	DENNIS F. RIORDAN
	Title:	SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

ADMINISTRATIVE AGENT: BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ JOAN MOK
	Name:	JOAN MOK
	Title:	VICE PRESIDENT

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender
By:	/s/ DAVID L. CATHERALL
	Name:	DAVID L. CATHERALL
	Title:	SENIOR VICE PRESIDENT

JPMORGAN CHASE BANK, N.A.
By:	/s/ JASON A. RASTOVSKI
	Name:	JASON A. RASTOVSKI
	Title:	VICE PRESIDENT

SUNTRUST BANK
By:	/s/ HUGH E. BROWN
	Name:	HUGH E. BROWN
	Title:	DIRECTOR

WACHOVIA BANK, NATIONAL ASSOCIATION
By:	/s/ JORGE A. GONZALEZ
	Name:	JORGE A. GONZALEZ
	Title:	MANAGING DIRECTOR

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH
By:	/s/ PETER DUNCAN
	Name:	PETER DUNCAN
	Title:	EXECUTIVE DIRECTOR

By:	/s/ REBECCA MORROW
	Name:	REBECCA MORROW
	Title:	EXECUTIVE DIRECTOR

LASALLE BANK NATIONAL ASSOCIATION
By:	/s/ MEG MARION
	Name:	MEG MARION
	Title:	SENIOR VICE PRESIDENT

FARM CREDIT SERVICES OF AMERICA, PCA
By:	/s/ STEVEN L. MOORE
	Name:	STEVEN L. MOORE
	Title:	VICE PRESIDENT

AGFIRST FARM CREDIT BANK
By:	/s/ BRUCE B. FORTNER
	Name:	BRUCE B. FORTNER
	Title:	VICE PRESIDENT

COBANK, ACB
By:	/s/ PETER C. LITTLE
	Name:	PETER C. LITTLE
	Title:	VICE PRESIDENT

U.S. AGBANK, FCB
By:	/s/ PATRICK ZEKA
	Name:	PATRICK ZEKA
	Title:	VICE PRESIDENT

NORTHWEST FARM CREDIT SERVICES, PCA
By:	/s/ JIM D. ALLEN
	Name:	JIM D. ALLEN
	Title:	SENIOR VICE PRESIDENT

FARM CREDIT BANK OF TEXAS
By:	/s/ ERIC J. PAUL
	Name:	ERIC J. PAUL
	Title:	MANAGING DIRECTOR

THE NORTHERN TRUST COMPANY
By:	/s/ JOHN E. BURDA
	Name:	JOHN E. BURDA
	Title:	VICE PRESIDENT

BMO CAPITAL MARKETS FINANCING, INC.
By:	/s/ BETZAIDA ERDELYI
	Name:	BETZAIDA ERDELYI
	Title:	DIRECTOR

1ST FARM CREDIT SERVICES, PCA
By:	/s/ DALE A RICHARDSON
	Name:	DALE A. RICHARDSON
	Title:	VP, ILLINOIS CAPITAL MARKETS GROUP

FARM CREDIT SERVICES OF MINNESOTA VALLEY, PCA dba FCS COMMERCIAL FINANCE GROUP
By:	/s/ DANIEL J. BEST
	Name:	DANIEL J. BEST
	Title:	ASST. VICE PRESIDENT